UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 21, 2005

Advanced Medical Institute Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other jurisdiction of incorporation)

000-29531        88-0409144
(Commission File Number)      (IRS Employer Identification No.)

6767 W. Tropicana Avenue
Suite 207
Las Vegas, NV 89103-4754

(Address of principal executive offices and zip code)

(702) 248-1047

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Advanced Medical Institute Inc. (the “Company”) to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 4.01 - Changes in Registrant’s Certifying Accountant

(a) On May 26, 2005, the Company ended the engagement of Kyle L. Tingle, CPA, LLC (“Tingle”) as its independent certified public accountants. The decision was approved by the Board of Directors of the Company.

The report of Tingle on the Company’s financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion. During the Company’s fiscal years ended December 31, 2004 and 2003 and the subsequent interim period preceding the termination, there were no disagreements with Tingle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Tingle, would have caused Tingle to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such years or subsequent interim periods.

The Company requested that Tingle furnish it with a letter addressed to the Company confirming its dismissal and whether or not it agrees with the Company’s financial statements. A copy of the letter furnished by Tingle in response to that request, dated May 27, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b) On January 24, 2005, Lichter, Yu and Associates (“Lichter”) was engaged as the Company’s new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of Lichter, the Company has not consulted with Lichter regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.

Item 5.01 - Changes In Control of the Registrant

On March 21, 2005 (the “Closing Date”), the Company consummated the transactions contemplated by that certain Share Exchange Agreement dated as of January 28, 2005 (the “ Exchange Agreement”) by and among the Company, Advanced Medical Pty Limited, a privately owned Australian company (“AMI Australia”), and AMI Australia’s shareholders, (the “Shareholders”), pursuant to which the Company acquired all of the issued and outstanding shares of stock of AMI Australia in exchange for the issuance in the aggregate of 14,600,000 of the Company’s shares of common stock (the “Shares”) to the Shareholders. The issuance of the Company’s shares of common stock to AMI Australia’s stockholders was exempt from registration under the Securities Act of 1933, as amended (“Securities Act”) pursuant to Section 4(2) and Regulation S promulgated under the Act.

Following the Closing Date, AMI Australia became a wholly-owned subsidiary of the Company and, upon the issuance of the Shares, the Shareholders became the owners of approximately 58.4% of all of the Company’s issued and outstanding stock. The Company currently has a total of 25,000,000 shares of Common Stock issued and outstanding on a non-fully diluted basis.

Other than the transactions and agreements disclosed in this amendment to Form 8-K, the Company knows of no arrangements which may result in a change in control of the Company.

Business Overview

Introduction

We were incorporated under the name of Hawksdale Financial Visions, Inc. (sometimes the “Company”) on December 6, 1996 under the laws of the State of Nevada. We originally had intended to time share a single family dwelling house in the Rum Cay area of the Bahamas, offering a one-twelfth fractional interest. As at March 31, 1997, all funds raised by the sale of shares of $.001 par value common stock (“Common Stock”) in order to fulfill our initial objective had been expended and we, thereafter, become dormant.

On October 1, 2004, we formed a corporation under the laws of the State of Nevada called “Advanced Medical Institute Inc.” and on October 5, 2004, we acquired one hundred shares of its common stock for cash. On October 15, 2004, the subsidiary was merged with and into the Company and as a result of the merger, the Company’s corporate name was changed to “Advanced Medical Institute Inc.”

From March 31, 1997 until January 28, 2005, we had been in the developmental stage and have had no operations and we could be defined as a “shell” company, an entity which is generally described as having no or nominal operations and with no or nominal assets or assets consisting solely of cash and cash equivalents.

On January 28, 2005, we entered into a Share Exchange Agreement (the “Exchange Agreement”) with Advanced Medical Institute Pty Limited, a privately owned Australian company (“AMI Australia”), and AMI Australia’s shareholders, (the “Shareholders”), pursuant to which the parties agreed that we would acquire all of the issued and outstanding shares of stock of AMI Australia in exchange for the issuance in the aggregate of 14,600,000, or 58.4%, of our shares of Common Stock (the “Shares”) to the Shareholders. On March 21, 2005, we closed the transaction and issued our Shares, resulting in us acquiring the business of AMI Australia (the “Share Exchange”), which is discussed below. As used herein, the “Company” shall also mean AMI Australia after the close of the Share Exchange when used for events after March 21, 2005, described herein.

General Business Plan.

AMI Australia was established in February 2001 when it entered into an agreement with On Clinic, Health Services For Men, Australian Momentum Health to acquire two chains of medical clinics which provide services relating to the treatment of sexual dysfunction. AMI Australia currently operates 22 clinics Australia wide.

AMI Australia is a service provider company which arranges for patients to be provided with medical services, pharmaceuticals and associated support services to people with sexual dysfunction. Its treatment options include:

(a) injections, lozenges, tablets and nasal spray program options for the treatment of impotence and erectile dysfunction; and

(b) injections, lozenges and nasal spray program options for the treatment of premature ejaculation.

Each of its treatment options are prescribed by registered Australian doctors and prepared and delivered by an Australian registered compounding pharmacy in full compliance with Australian regulatory requirements. AMI Australia’s products and services are only available by prescription and are sold on an “off-label” basis. AMI Australia’s treatment options are generally only available through its medical clinics.

AMI Australia licenses certain of the intellectual property used in its business from Jacov (Jack) Vaisman, its founder, President and Director. This intellectual property includes an innovation patent for its premature ejaculation products (which patent is due to expire on 9 July 2012). AMI Australia’s injection, lozenge and tablet impotence and erectile dysfunction treatment options are not patent protected.

AMI Australia obtains customers through direct advertising and marketing and through its existing customer database which exceeds 250,000 people. AMI Australia is in the process of developing new treatment options and its subsidiary, Intelligent Medical Technologies, has obtained a worldwide “perpetual” exclusive license from Sheiman Ultasonic Research Foundation Pty Limited, to utilize certain patents, intellectual property in the fields of impotence and sexual dysfunction.

AMI Australia has yet to expand its operations outside Australia but is considering overseas expansion at this time.

Competition

AMI Australia competes with rival treatments such as Viagra, Cialis and Levitra. Companies of all sizes are engaged in the development and commercialization of technologies similar to ours. Competition is intense in all of our businesses and includes many large and small competitors. The principal means of competition vary among product categories and business groups. However, the efficacy, safety, patients’ and customers’ ease of use and cost effectiveness of our products are important factors for success in all of our principal businesses. Many of our competitors have substantially greater financial and other resources, larger research and development staffs and more experience in the regulatory approval process. Moreover, potential competitors have or may have patents or other rights that conflict with patents covering our technologies.

Employees

As of April 30, 2005, the Company had a total of approximately 140 full-time staff, working in the areas of sales and marketing, customer support, product development and back office functions. None of the Company’s employees are members of a union or labor organization.

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

The following table sets forth, as of May 26, 2005, certain information concerning the beneficial ownership of our Common Stock by (i) each stockholder known by us to own beneficially five percent or more of our outstanding common stock; (ii) each director; (iii) each executive officer; and (iv) all of our executive officers and directors as a group, and their percentage ownership and voting power.

Name and Address of Beneficial Owner	Shares Beneficially Owned (1)	Percent of Class
Jacov Vaisman Unit 131 18-34 Waverley Street Bondi Junction NSW 2022 Australia	10,250,000	41%
Huntleigh Investment Fund Limited 49 Micoud Street Castries, St. Lucia	1,932,500	7.73%
Avina Investments Limited Vanterpool Plaza, 2nd Floor, Wickhams Cay I, Road Town, Tortola, British Virgin Islands	1,500,000	6%
Forhad (Tony) Khan Suite 4, Level 1 26/3 Wolesly Grove Zetland NSW 2017 Australia	250,000	1%
Dilip Sherestha 18/30 Mary Street Lidcambe NSW 2141 Australia	0	*
Anatoly Fanshil 22/2 Ocean Street Bondi Junction NSW 2026 Australia	0	*
Mark Shabshay 137 Oberon Street Coogee NSW 2015 Australia	0	*
All Directors and Officers (5 people)	10,500,000	42%

* Less than one percent.
(1) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;   Appointment of Principal Officers.

In connection with the transactions contemplated by the Exchange Agreement, there was a complete change in the Company’s Board of Directors and in Management. Prior to the consummation of the Share Exchange, the Company’s Board of Directors comprised three members, Christina Escobedo, Thomas Stanley Babcock and Tricia A. Willis. Effective upon the closing of the transactions contemplated by the Exchange Agreement, Ms. Escobedo, Mr. Babcock and Ms. Willis resigned as directors of the Board of Directors and Messrs. Jacov (Jack) Vaisman, Forhad (Tony) Khan, Anatoly Fanshil, Mark Shabshay and Spiro Baramilis were appointed to the Board of Directors. Additionally, Ms. Escobedo and Mr. Babcock resigned as officers of the Company and Mr. Vaisman assumed responsibilities as Chief Executive Officer and President, Mr. Dilip Sherestha assumed responsibilities as Chief Financial Officer and Mr. Forhad (Tony) Khan assumed responsibilities as Secretary.

The existing bylaws of the Company permit no more than three people to act as directors of the Company. In connection with the Share Exchange Agreement and the consent of a majority of the stockholders approving the Share Exchange, five directors were named. As a technical matter, the Company did not at the time amend its bylaws to increase the permitted number of people to act as a director. As a result, Messrs. Khan and Baramilis have resigned as directors of the Company, until such time as the bylaws are amended. Jacov (Jack) Vaisman, Anatoly Fanshil and Mark Shabshay each will continue to serve as directors of the Company and shall hold office until the next election of directors by stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Each of Messrs. Fanshil and Shabshay meet the independence requirements and standards currently established by the SEC.

Additionally, the Board of Directors believes that certain provisions of the Company’s current bylaws have satisfied the needs of the Company prior to the Share Exchange, but are not desirable for the Company’s current and future needs. As a result the Board of Directors has proposed and a majority of the stockholders eligible to vote of the Company have voted to amend and restate the bylaws (the “Amended Bylaws”). The Board of Directors has voted to set the number of seats on the Board of Directors at five and has elected Messrs. Khan and Baramilis to fill the two vacant seats after the effectiveness of the amended and restated bylaws, which will occur 20 days after the distribution of an information statement to non-consenting stockholders of the Company. The Board of Directors shall hold office until the next election of directors by stockholders or until their successors are elected and qualified or until their earlier resignation or removal.

The following are the biographies of the newly elected directors and principal officers:

Name	Age	Position
Jacov (Jack) Vaisman	59	Chief Executive Officer, President and Director
Dilip Shrestha	28	Chief Financial Officer
Forhad (Tony) Khan	43	Secretary and Director*
Anatoly Fanshil	54	Director
Mark Shabshay	56	Director
Spiro Baramilis	47	Director*

* Director pending the effectiveness of the Amended Bylaws

DR. JACOV (JACK) VAISMAN, CHIEF EXECUTIVE OFFICER, PRESIDENT AND DIRECTOR - From February 2001 through the present, Dr. Vaisman has been the managing director, chief executive officer and a major shareholder of AMI Australia. Dr. Vaisman is also currently a consultant to and shareholder in Yayasan On Clinic, which operates a similar business in Indonesia. From 1993 through 2001, Dr. Vaisman was the founder and director of On Clinic International in Australia.

DILIP SHRESTHA, CHIEF FINANCIAL OFFICER - Since 2001, Mr. Shrestha has been the Controller of with AMI Australia. Prior to that he was an Assistant Accountant with Australian Momentum Health Pty Ltd, a position he held from 1999. Mr. Shrestha holds a Bachelor of Business Accounting, Master of E-Commerce and a Graduate Diploma of Information Services and E-Commerce, all from Central Queensland University Sidney & Rockhampton Campus in Australia.

FORHAD (TONY) KHAN, SECRETARY AND DIRECTOR* - From 1996 through the present, Mr. Khan has been a Director and General Manager of AMI Australia. Prior to joining AMI Australia, Mr. Khan was the Director and sole operator of Australian Momentum Health (“AMH”), one of two medical establishments leading in providing impotency treatment in Australia. Mr. Khan was Sales Manager and then Operations Manager for On Clinic International prior to establishing AMH. Mr. Khan holds a Masters degree in Commerce and Accounting.

ANATOLY FANSHIL, DIRECTOR - From 1994 through the present, Mr. Fanshil has held the position of director of Australian Overseas Shipping Services Pty Limited. From 1991 to 1994, Mr. Fanshil was an engineering service manager for Australian Ocean Lines. From 1972 through 1991, Mr. Fanshil was employed by the Black Sea Shipping Company as an electrical engineer and also had oversight over the entire company for the repairs of various ships anchored in the seaports of Finland, Greece, Italy and Germany. Mr. Fanshil holds a degree in electrical engineering.

MARK SHABSHAY, DIRECTOR - From 2000 through the present, Mr. Shabshay was the owner of a taxi business. From 1990 to 2000, Mr. Shabshay was the owner and director of a meat processing factory. Prior to 1999 Mr. Shabshay also owned and operated a retail store and taxi business. Mr. Shabshay has been the founder, owner and director of several closely held companies in Australia during the past 28 years.

SPIRO BARAMILIS, DIRECTOR* - From 1992 through the present, Mr. Baramilis has been the owner and Managing Director of Australian International Marine Services Pty Limited, a company which provides supplies to marine vessels. From 1981 through 1992, Mr. Baramilis was employed by Nautilus Trading PTY LTD (and its predecessor company, Baramilis Marine PTY LTD), a company that supplies vessels with provisions and technical supplies. Mr. Baramilis attended Sydney Technical College and was educated in the field of mechanical engineering.

The Board of Directors had previously established an Audit Committee which consisted of three directors: Anatoly Fanshil, Mark Shabshay and Spiro Baramilis. Because of the resignation of Mr. Baramilis, the Board of Directors will act as the Audit Committee until such time that the Company has three independent directors. Each of Anatoly Fanshil and Mark Shabshay meets the independence requirements and standards currently established by the SEC. In addition, the Board of Directors has not yet designated a member to serve on the Audit Committee member as an “audit committee financial expert” within the meaning of the rules and regulations of the SEC because they have not found a qualified independent individual who meets the requirements for the position. The Company is currently in the process of meeting with independent persons who have the qualifications to serve as the “audit committee financial expert” for the Audit Committee.

The Board has also approved a committee charter for a Nominating and Corporate Governance Committee. It has not yet determined which Board members will comprise the committee. In addition, the Board has approved a Code of Business Conduct and Ethics and Insider Trading Policy.

There have been no transactions to which the Company or any of its subsidiaries was or is to be a party, in which any of the new directors or officers had, or will have a direct or indirect material interest.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Audited consolidated financial statements of the Company as of June 30, 2003 and 2004.

Unaudited consolidated financial statements of the Company as of March 31, 2005.

(b)	Pro forma financial information.

Unaudited pro forma consolidated financial statements of the Company for June 30, 2004 and nine months ended March 31, 2005 are hereby attached.

(c)	Exhibits.

Exhibit No.	Description
2.1	Share Exchange Agreement dated as of January 28, 2005.
16.1	Letter from Kyle L. Tingle, CPA, LLC dated May 27, 2005 regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL INSTITUTE INC.

By:	/s/ Jacov (Jack) Vaisman
Name: Jacov (Jack) Vaisman Title: Chief Executive Officer

Dated: May 31, 2005

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

FINANCIAL REPORT
FOR THE YEARS ENDED JUNE 30, 2004 AND 2003

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

TABLE OF CONTENTS
FOR THE YEARS ENDED JUNE 30, 2004 AND 2003

Report of Independent Registered Public Accounting Firm

Statements of Income

Balance Sheets

Statement of Stockholders’ Equity

Statements of Cash Flows

Notes to the Financial Statements

Lichter, Yu & Associates
Certified Public Accountants

16133 Ventura Boulevard, Suite 520
Encino, California 91436
Tel (818) 789-0265 Fax (818) 784-3292

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Advanced Medical Institute Pty. Limited (an Australian company)

We have audited the accompanying balance sheets of Advanced Medical Institute Pty. Limited (an Australian company) (the “Company”) as of June 30, 2004 and 2003, and the related statements of income, stockholders’ equity, and cash flows for each of the years in the two-year period ended June 30, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advanced Medical Institute Pty. Limited (an Australian company) as of June 30, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the two-year period ended June 30, 2004 in conformity with accounting principles generally accepted in the United States of America.

Lichter, Yu & Associates

February 18, 2005

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

STATEMENTS OF INCOME
FOR THE YEARS ENDED JUNE 30, 2004 AND 2003

See notes to the financial statements.

	Year ended 30 June 2004	Year ended 30 June 2003
	USD	USD

TOTAL REVENUES	13,497,559	12,050,997

EXPENSES
Employee benefits	(1,419,060)	(1,741,674)
Depreciation	(97,584)	(64,112)
Advertising	(3,637,665)	(2,526,162)
Consultancy fees	(1,603,191)	(1,702,184)
Contract work	(1,759,640)	(1,508,805)
Medical supplies	(1,116,031)	(1,348,273)
Rent	(608,731)	(533,660)
Call center charges	(657,768)	(502,905)
Other expenses	(2,090,054)	(2,023,239)

TOTAL EXPENSES	12,989,724	11,951,014

NET INCOME (before income tax expense)	507,835	99,983

INCOME TAX EXPENSE	(296,196)	(115,244)

NET INCOME (LOSS)	211,639	(15,261)

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

BALANCE SHEETS
JUNE 30, 2004 AND 2003

See notes to the financial statements.

	30 June 2004	30 June 2003
	USD	USD

CURRENT ASSETS
Cash	172,984	242,673
Receivables	211,579	87,777
Inventories of medications	69,030	93,397

TOTAL CURRENT ASSETS	453,593	423,847

NON-CURRENT ASSETS
Receivables due from related parties	532,131	0
Less allowance for doubtful accounts	(46,499)	0
Security deposits	79,989	53,514
Property and equipment	344,953	288,317

TOTAL NON-CURRENT ASSETS	910,574	341,831

TOTAL ASSETS	1,364,167	765,678

CURRENT LIABILITIES
Unearned revenue	500,539	336,553
Payables	1,433,117	1,339,866
Interest bearing liabilities	25,881	22,812
Provisions for compensated absences	71,051	57,345
Income taxes payable	96,670	0

TOTAL CURRENT LIABILITIES	2,127,258	1,756,576

NON-CURRENT LIABILITIES
Payables due to related parties	29,128	13,280
Interest bearing liabilities	83,633	83,313

TOTAL NON-CURRENT LIABILITIES	112,761	96,593

TOTAL LIABILITIES	2,240,019	1,853,169

STOCKHOLDERS’ EQUITY	(875,852)	(1,087,491)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	1,364,167	765,678

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE YEARS ENDED JUNE 30, 2004 AND 2003

See notes to the financial statements.

	Year ended 30 June 2004	Year ended 30 June 2003
	USD	USD

STOCKHOLDERS’ EQUITY:

BEGINNING STOCKHOLDERS’ EQUITY	(1,087,491)	(1,072,230)

NET INCOME (LOSS)	211,639	(15,261)

TOTAL STOCKHOLDERS’ EQUITY	(875,852)	(1,087,491)

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED JUNE 30, 2004 AND 2003

See notes to the financial statements.

	30 June 2004	30 June 2003
	USD	USD

CASH FLOWS FROM OPERATING ACTIVITIES
Receipts from customers	13,288,476	11,651,208
Interest received	21,702	7,185
Payments to suppliers, employees and consultants	(12,554,960)	(11,398,546)
Interest and other finance costs paid	(11,566)	(5,791)
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	743,652	254,056

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment	(3,860)	0
Payment for property and equipment	(154,483)	(191,575)
Loans made	(641,400)	0
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(799,743)	(191,575)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	0	98,413
Repayments of borrowings	(24,766)	(12,681)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(24,766)	85,732

Net increase (decrease) in cash	(80,857)	148,213
Foreign currency conversion	11,168	33,709
Cash at beginning of year	242,673	60,751

CASH AT END OF YEAR	172,984	242,673

NET INCOME (LOSS)	211,639	(15,261)

NON-CASH FLOWS INCLUDED IN NET PROFIT (LOSS)
Loss on sale of non-current assets	4,122	0
Depreciation	97,584	64,112
Provision for doubtful accounts	(20,625)	0

CHANGES IN CURRENT ASSETS AND LIABILITIES
Decrease (increase) in receivables	33,390	39,904
Decrease (increase) in inventories of medications	28,579	0
Increase (decrease) in unearned revenue	157,625	(129,393)
Increase (decrease) in payables	64,256	8,209
Increase (decrease) in provisions for compensated absences	12,125	23,212
Increase (decrease) in income taxes payable	100,054	0
US decrease (US increase) in foreign currency exchange rate	54,903	263,273

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	743,652	254,056

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2004 AND 2003

1.	NATURE OF BUSINESS

Nature of Business

Advanced Medical Institute Pty. Limited (the “Company”) is a company limited by shares, incorporated and domiciled in Australia. The Company has yet to expand its operations outside Australia, but it is considering overseas expansion at this time. The principal activity of the Company is the medical treatment of male sexual dysfunction. The Company is a service provider company which arranges for patients with sexual dysfunction to be provided with medical services, pharmaceuticals and associated support services. The Company operates a centralized call center and approximately twenty clinics Australia wide. The pharmaceuticals are obtained from a limited number of vendors.

The principal place of business is:
Advanced Medical Institute Pty. Limited
Suite 1 Level 1
204 - 218 Botany Road
Alexandria NSW 2015

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America. The following are descriptions of the more significant policies:

Basis of Accounting

The accompanying financial statements are accrual basis.

Cash Equivalents

For purposes of the statement of cash flows the Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2004 AND 2003

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition

Sales are reported as deferred income when the sales contracts are executed and the term of the contract exceeds three months. Up to three months medication is delivered to the patient upon the signing of a contract. Generally the term of the sales contracts are up to one year, but they can be for longer periods of time. The deferred income arising from the contracts that exceed three months is then amortized, on a straight line basis, into income during the approximated composite remaining medication delivery period. This approximated composite is an estimate that may vary from period to period.

Advertising Expense

Advertising costs are charged to expense as incurred.

Income Tax
The Company adopts the liability method of tax-effect accounting whereby the income tax expense is based on the operating profit adjusted for permanent differences.

Timing differences which arise due to the different accounting periods in which items of revenue and expense are included in the determination of accounting and taxable income are brought to account as either a provision for deferred income tax or as a future income tax benefit at the rate of income tax applicable to the period in which the benefit will be received or the liability will become payable.

Future income tax benefits are not brought to account unless realization of the asset is assured beyond any reasonable doubt. Future income tax benefits in relation to tax losses are not brought to account unless there is virtual certainty of realization of the benefit.

The amount of benefits brought to account or which may be realized in the future is based on the assumption that no adverse change will occur in income taxation legislation and the anticipation that the Company will derive sufficient future assessable income to enable the benefit to be realized and comply with the conditions of deductibility imposed by the law.

Inventories

Inventories are measured at the lower of cost or net realizable value. Costs are assigned on a first-in first-out basis.

Property and Equipment

Property and equipment are carried at cost. Expenditures for maintenance and repairs are expenses as incurred and expenditures for major renewals and betterments are capitalized. Assets retired or sold are removed from the property accounts, with gains or losses on disposal included in income.

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)
NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2004 AND 2003

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Depreciation

Equipment placed in service is depreciated over the estimated useful lives of the assets using the straight line depreciation method.

Employee Entitlements

Contributions are made to an employee superannuation fund and are charged as expenses when incurred.

Foreign Currency

In the statement of cash flows, the line item “US decrease (US increase) in foreign currency exchange rate” arises from the overall change arising from the movement of the foreign exchange rate between Australia and the United States.

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2004 AND 2003

3.	PROPERTY AND EQUIPMENT

	30 June 2004	30 June 2003
	USD	USD

Leasehold improvements	128,676	111,179
Less: accumulated depreciation	19,429	8,515
	109,247	102,664

Motor Vehicles	37,770	21,377
Less: Accumulated Depreciation	4,938	1,646
	32,832	19,731

Office Furniture & Equipment	96,480	68,817
Less: Accumulated Depreciation	22,007	11,345
	74,473	57,472

Computer Hardware	112,644	80,745
Less: Accumulated Depreciation	64,898	36,034
	47,746	44,711

Low Value Pooled Fixed Assets	59,797	49,171
Less: Accumulated Depreciation	36,938	21,673
	22,859	27,498

Computer Software	107,681	59,262
Less: Accumulated Depreciation	49,885	23,021
	57,796	36,241

Total Property and Equipment	344,953	288,317

4.	INTEREST BEARING LIABILITIES

Current, as of the year ended June 30	25,881	22,812

Non-current, due during the year ended June 30:
2004	0	21,863
2005	28,386	23,068
2006	30,987	25,671
2007	24,260	12,711

Total non-current	83,633	83,313

The interest bearing liabilities require monthly payments of principal and interest at a per annum interest rate ranging from 7.40% to 11.4%. Obligations under the notes are secured by the financed assets included in property and equipment.

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2004 AND 2003

5.	LAWSUITS

Litigation is pending or threatened by or against the Company as follows:

The Company is a defendant in various lawsuits. The legal responsibility and financial impact with respect to such litigation cannot presently be determined. Management, after review, including consultation with counsel, considers that any ultimate liability which would be likely to arise from these lawsuits would not materially affect the financial position or results of operations of the Company. However, there can be no assurance that these matters can be disposed of without such an affect.

On July 19, 2004, the Australian Competition and Consumer Commission (collectively, the “ACCC”) filed a suit against the Company in the Federal Court of Australia Sydney Registry. The ACCC claims that a series of advertisements made by the Company involving a celebrity that confessed impotence were misleading and deceptive. The Company has denied the allegation and is vigorously defending this suit. ACCC is seeking corrective advertising for the alleged misleading and deceptive advertisements. The ACCC has not made any claim for damages. The hearing of the proceedings commenced on May 16, 2005 and continued through May 19, 2005. The hearing has been adjourned until August 30, 2005 and will continue until September 2005, if necessary.

On August 10, 2004, Bradley Joyce, the Company’s former Chief Executive Officer filed a suit against the Company in the Industrial Commission of NSW. Mr. Joyce alleges that his contract is unfair and seeks to have the Industrial Commission of NSW amend the contract to include a six month severance payment (which would be approximately $77,000). These proceedings are at an early stage and a compulsory conciliation conference did not resolve the claim. The Company has denied the allegations and is vigorously defending this suit.

On December 17, 2002, Alan Hibberd, a former patient, notified a claim against the Company in accordance with the Personal Injuries Proceeding Act of 2002. The Company received the notification on April 5, 2004. Mr. Hibberd claims that we did not properly notify him of possible adverse effects of the medical procedure he underwent. Mr. Hibberd is seeking reimbursement of wages in the amount of $1,332 and presently unspecified damages for physical injuries. These proceedings are in pre-court procedure. The Company has denied the allegations and is vigorously defending this suit.

On September 27, 2004, Rocco Licastro, a former patient, filed a suit against the Company in the District Court of NSW, Sydney Registry. Mr. Licastro’s claims result from an injection therapy that Mr. Licastro claims caused physical injuries. Mr. Licastro is seeking damages including medical expenses, but no amount has been specified to date. These proceedings are in an early stage. The Company has denied the allegations and is vigorously defending this suit.

On August 24, 2004, the Company initiated a suit against Mr. Mark Ryan, a former consultant, two companies controlled by Mr. Ryan which now compete with us, Dr. Ian Davies, Mr. Ryan’s partner, and a third company controlled by Dr. Davies (the “Defendants”) in the Federal Court of Australia. The Company alleges that Mr. Ryan breached his confidentiality agreement with it and misused its intellectual property. The Company is seeking an injunction restraining the Defendants from using its confidential information and intellectual property. The Company is also seeking an as of yet unspecified amount of damages. This proceeding is still in the discovery stage. The Defendants have denied the allegations.

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2004 AND 2003

6.	LEASE COMMITMENTS

The Company is party to long-term, non-cancelable operating lease agreements for administrative offices and clinic locations. The future aggregate minimum annual lease payments arising from these lease agreements are as follows:

	30 June 2004	30 June 2003
	USD	USD

Due during the year ended June 30:
2005	644,766	632,885
2006	393,670	434,653
2007	202,863	217,558
2008	50,729	127,969
2009	0	41,305

	1,292,028	1,454,370

7.	CONCENTRATIONS

Sales Markets - The Company’s revenues arise from Australian customers.

Suppliers - Although the Company has access to a variety of suppliers, the majority of the Company’s products that are obtained for resale are purchased from a limited number of suppliers.

Concentration of Credit Risk - Financial instruments that potentially subject the Company to credit risk consist of uninsured cash deposited in the bank and large receivables that are sometimes due from a limited number of debtors. The Company extends credit to a variety of related parties.

8.	SUBSEQUENT EVENT - CHANGE IN CONTROL OF THE COMPANY

On March 21, 2005 (the “Closing Date”), Advanced Medical Institute, Inc. (a Nevada, USA company) (“AMI USA”) consummated the transactions contemplated by that certain Share Exchange Agreement dated as of January 28, 2005 (the “Exchange Agreement”) by and among AMI USA, Advanced Medical Pty Limited, a privately owned Australian company (the “Company”), and the Company’s shareholders, (the “Shareholders”), pursuant to which AMI USA acquired all of the issued and outstanding shares of stock of the Company in exchange for the issuance in the aggregate of 14,600,000 of AMI USA’s shares of common stock (the “Shares”) to the Shareholders. The issuance of AMI USA’s shares of common stock to the Shareholders was exempt from registration under the Securities Act of 1933, as amended (“Securities Act”) pursuant to Section 4(2) and Regulation S promulgated under the Act.

Following the Closing Date, the Company became a wholly-owned subsidiary of AMI USA, and upon the issuance of the Shares, the Shareholders became the owners of approximately 58.4% of all of AMI USA’s issued and outstanding stock. AMI USA currently has a total of 25,000,000 shares of Common Stock issued and outstanding on a non-fully diluted basis.

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2004 AND 2003

9.	RELATED PARTY DISCLOSURES

		30 June 2004	30 June 2003
		USD	USD

Advanced Hearing Institute Pty. Ltd. (an AU co.)
Relationship: Under common management control
Payable to this related party	AP	3,101	0

Advanced Medical Institute Intl. Pty. Ltd. (an AU co.)
Relationship: Under common management control
Receivable from this related party	AR	252,540	0

Advance Medical Solutions Pty. Ltd. (an AU co.)
Relationship: Under common management control
Call center fees charged to the Company		435,807	502,817
Customer service fees charged to the Company		221,962	66,819

Australian Momentum Health Pty. Ltd. (an AU co.)
Relationship: Under common management control
Payable to this related party	AP	326	13,280

Intelligent Medical Technologies Pty. Ltd. (an AU co.)
Relationship: Company later invests in this entity
Receivable from this related party	AR	213,165	0

Jack Vaisman (an AU citizen)
Relationship: Director of the Company
Payable to this related party	AP	14,755	0

Total Health Screening Pty. Ltd. (an AU co.)
Relationship: Jack Vaisman, trustee of the owner
Rental revenue received from this entity		22,421	10,764
Receivable from this related party	AR	66,426	0
Less allowance for doubtful accounts		(46,499)	0
Net receivable from this related party		19,927	0

Whygo Video Conferencing Pty. Ltd. (an AU co.)
Relationship: Company shares in this entity’s profits
Rental revenue received from this entity		16,719	0
Payable to this related party	AP	10,946	0

TOTAL Receivables due from related parties	AR	532,131	0

TOTAL Payables due to related parties	AP	29,128	13,280

Receivables from, and payables to, related parties are unsecured, interest-free and have no fixed repayment term.

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2004 AND 2003

9.	RELATED PARTY DISCLOSURES (continued)

	30 June 2004	30 June 2003
	USD	USD

Compensation in the form of wages and/or management fees is paid to various related parties.

During the year ended, the Company paid expenses for the following entities in the amounts listed:
• Intelligent Medical Technologies Pty. Ltd.	220,629	0
• Total Health Screening Pty. Ltd.	79,679	0
• Whygo Video Conferencing Pty. Ltd.	35,153	0

10.	GOING CONCERN
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. However, if the Company continues to report negative stockholders’ equity, it may not be able to continue as a going concern. Certain regulatory rules and regulations require that the Company maintain a positive stockholders’ equity while it operates. Management plans to raise additional capital investment in the Company, and it believes the necessary investment will be forthcoming within the six month period following the change in control of the Company that took place on March 21, 2005. In the event the Company’s stockholders’ equity is not timely increased via a capital infusion and/or profitable operations, the Company may not be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

11.	CONTINGENT LIABILITY

A dispute with a previous telecommunication carrier over billing in the amount of $122,924 arose in 2002. Since the Company lodged a counter claim of $550,904 against the carrier in 2003, no correspondence has been received, from the carrier. No settlement has been reached, but in the opinion of the Company’s directors, the $122,924 will not be paid. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

FINANCIAL REPORT
FOR THE NINE MONTHS ENDED MARCH 31, 2005 AND 2004

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

TABLE OF CONTENTS
FOR THE NINE MONTHS ENDED MARCH 31, 2005 AND 2004

Report of Independent Registered Public Accounting Firm

Statements of Income

Balance Sheets

Statement of Stockholders’ Equity

Statements of Cash Flows

Notes to the Financial Statements

Lichter, Yu & Associates
Certified Public Accountants

16133 Ventura Boulevard, Suite 520
Encino, California 91436
Tel (818) 789-0265 Fax (818) 784-3292

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Advanced Medical Institute Pty. Limited (an Australian company)

We have reviewed the accompanying balance sheets of Advanced Medical Institute Pty. Limited (an Australian company) (the “Company”) as of March 31, 2005 and 2004, and the related statements of income, stockholders’ equity, and cash flows for each of the nine month periods then ended. These financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

Lichter, Yu & Associates

May 30, 2005

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

STATEMENTS OF INCOME
FOR THE NINE MONTHS ENDED MARCH 31, 2005 AND 2004

See notes to the financial statements.

	Period ended 31 March 2005	Period ended 31 March 2004
	USD	USD

TOTAL REVENUES	9,628,143	10,769,631

EXPENSES
Employee benefits	(1,114,042)	(1,123,750)
Depreciation	(72,168)	(58,015)
Borrowing cost expenses	(19,795)	0
Advertising	(3,028,550)	(2,912,008)
Consultancy fees	(475,250)	(1,226,788)
Contract work	(969,895)	(1,452,477)
Medical supplies	(781,799)	(843,206)
Rent	(519,742)	(470,622)
Call center charges	(379,510)	(505,428)
Other expenses	(1,786,949)	(1,996,067)

TOTAL EXPENSES	(9,147,700)	(10,588,361)

NET INCOME (before income tax expense)	480,443	181,270

INCOME TAX EXPENSE	(131,559)	0

NET INCOME	348,884	181,270

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

BALANCE SHEETS
MARCH 31, 2005 AND 2004

See notes to the financial statements.

	31 March 2005	31 March 2004
	USD	USD

CURRENT ASSETS
Cash	270,537	348,923
Receivables	276,895	264,701
Inventories of medications	77,019	105,522

TOTAL CURRENT ASSETS	624,451	719,146

NON-CURRENT ASSETS
Receivables due from related parties	443,480	89,689
Less allowance for doubtful accounts	(80,827)	(50,771)
Security deposits	89,543	88,383
Investment in Intelligent Medical Technologies Pty. Ltd.	666,214	0
Property and equipment	300,232	357,760

TOTAL NON-CURRENT ASSETS	1,418,642	485,061

TOTAL ASSETS	2,043,093	1,204,207

CURRENT LIABILITIES
Unearned revenue	37,709	342,469
Payables	1,912,706	1,597,461
Interest bearing liabilities	28,010	26,610
Provisions for compensated absences	79,274	44,171
Income taxes payable	157,918	0

TOTAL CURRENT LIABILITIES	2,215,617	2,010,711

NON-CURRENT LIABILITIES
Payables due to related parties	280,745	22,867
Interest bearing liabilities	73,699	76,850

TOTAL NON-CURRENT LIABILITIES	354,444	99,717

TOTAL LIABILITIES	2,570,061	2,110,428

STOCKHOLDERS’ EQUITY	(526,968)	(906,221)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	2,043,093	1,204,207

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

STATEMENTS OF STOCKHOLDERS’ EQUITY
FOR THE NINE MONTHS ENDED MARCH 31, 2005 AND 2004

See notes to the financial statements.

	Period ended 31 March 2005	Period ended 31 March 2004
	USD	USD

STOCKHOLDERS’ EQUITY:

BEGINNING STOCKHOLDERS’ EQUITY	(875,852)	(1,087,491)

NET INCOME	348,884	181,270

TOTAL STOCKHOLDERS’ EQUITY	(526,968)	(906,221)

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED MARCH 31, 2005 AND 2004

See notes to the financial statements.

	31 March 2005	31 March 2004
	USD	USD

CASH FLOWS FROM OPERATING ACTIVITIES
Receipts from customers	9,119,852	10,733,733
Interest received	1,812	18,663
Payments to suppliers, employees and consultants	(8,728,555)	(10,474,713)
Interest and other finance costs paid	(19,795)	0
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	373,314	277,683

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment	2,686	23,483
Payment for property and equipment	(30,198)	(151,003)
Loans made	(475,373)	(36,981)
Payment for security deposits	(290)	(26,533)
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(503,175)	(191,034)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	225,525	0
Repayments of borrowings	(19,988)	(15,625)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	205,537	(15,625)

Net increase (decrease) in cash	75,676	71,024
Foreign currency conversion	21,877	35,226
Cash at beginning of period	172,984	242,673

CASH AT END OF PERIOD	270,537	348,923

NET INCOME	348,884	181,270

NON-CASH FLOWS INCLUDED IN NET PROFIT (LOSS)
Loss on sale of non-current assets	65	62
Depreciation	72,168	58,015
Provision for doubtful accounts	14,127	13,459

CHANGES IN CURRENT ASSETS AND LIABILITIES
Decrease (increase) in receivables	(136,675)	(170,752)
Decrease (increase) in inventories of medications	0	0
Increase (decrease) in unearned revenue	(508,291)	(35,898)
Increase (decrease) in payables	322,997	86,954
Increase (decrease) in provisions for compensated absences	0	(19,593)
Increase (decrease) in income taxes payable	131,559	0
US decrease (US increase) in foreign currency exchange rate	128,480	164,166

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	373,314	277,683

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2005 AND 2004

1.	NATURE OF BUSINESS

Nature of Business

Advanced Medical Institute Pty. Limited (the “Company”) is a company limited by shares, incorporated and domiciled in Australia. The Company has yet to expand its operations outside Australia, but it is considering overseas expansion at this time. The principal activity of the Company is the medical treatment of male sexual dysfunction. The Company is a service provider company which arranges for patients with sexual dysfunction to be provided with medical services, pharmaceuticals and associated support services. The Company operates a centralized call center and approximately twenty clinics Australia wide. The pharmaceuticals are obtained from a limited number of vendors.

The principal place of business is:
Advanced Medical Institute Pty. Limited
Suite 1 Level 1
204 - 218 Botany Road
Alexandria NSW 2015

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America. The following are descriptions of the more significant policies:

Basis of Accounting

The accompanying financial statements are accrual basis.

Cash Equivalents

For purposes of the statement of cash flows the Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Revenue Recognition

Sales are reported as deferred income when the sales contracts are executed and the term of the contract exceeds three months. Up to three months medication is delivered to the patient upon the signing of a contract. Generally the term of the sales contracts are up to one year, but they can be for longer periods of time. The deferred income arising from the contracts that exceed three months is then amortized, on a straight line basis, into income during the approximated composite remaining medication delivery period. This approximated composite is an estimate that may vary from period to period.

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2005 AND 2004

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising Expense

Advertising costs are charged to expense as incurred.

Income Tax

The Company adopts the liability method of tax-effect accounting whereby the income tax expense is based on the operating profit adjusted for permanent differences.

Timing differences which arise due to the different accounting periods in which items of revenue and expense are included in the determination of accounting and taxable income are brought to account as either a provision for deferred income tax or as a future income tax benefit at the rate of income tax applicable to the period in which the benefit will be received or the liability will become payable.

Future income tax benefits are not brought to account unless realization of the asset is assured beyond any reasonable doubt. Future income tax benefits in relation to tax losses are not brought to account unless there is virtual certainty of realization of the benefit.

The amount of benefits brought to account or which may be realized in the future is based on the assumption that no adverse change will occur in income taxation legislation and the anticipation that the Company will derive sufficient future assessable income to enable the benefit to be realized and comply with the conditions of deductibility imposed by the law.

Inventories

Inventories are measured at the lower of cost or net realizable value. Costs are assigned on a first-in first-out basis.

Property and Equipment

Property and equipment are carried at cost. Expenditures for maintenance and repairs are expenses as incurred and expenditures for major renewals and betterments are capitalized. Assets retired or sold are removed from the property accounts, with gains or losses on disposal included in income.

Depreciation

Equipment placed in service is depreciated over the estimated useful lives of the assets using the straight line depreciation method.

Employee Entitlements

Contributions are made to an employee superannuation fund and are charged as expenses when incurred.

Foreign Currency

In the statement of cash flows, the line item “US decrease (US increase) in foreign currency exchange rate” arises from the overall change arising from the movement of the foreign exchange rate between Australia and the United States.

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2005 AND 2004

3.	PROPERTY AND EQUIPMENT

	31 March 2005	31 March 2004
	USD	USD

Leasehold improvements	128,676	128,719
Less: accumulated depreciation	28,074	14,961
	100,602	113,758

Motor Vehicles	37,770	21,377
Less: Accumulated Depreciation	10,200	4,869
	27,570	16,508

Office Furniture & Equipment	104,778	94,158
Less: Accumulated Depreciation	30,652	17,791
	74,126	76,367

Computer Hardware	119,331	107,352
Less: Accumulated Depreciation	87,075	55,372
	32,256	51,980

Low Value Pooled Fixed Assets	61,597	59,659
Less: Accumulated Depreciation	48,966	31,342
	12,631	28,317

Computer Software	118,343	106,743
Less: Accumulated Depreciation	65,296	35,913
	53,047	70,830

Total Property and Equipment	300,232	357,760

4.	INTEREST BEARING LIABILITIES

Current, as of the period ended March 31	28,010	26,609

Non-current, due during the period ended March 31:
2004	0	0
2005	0	26,713
2006	39,767	30,306
2007	25,539	19,831
2008	8,393	0

Total non-current	73,699	76,850

The interest bearing liabilities require monthly payments of principal and interest at a per annum interest rate ranging from 7.40% to 11.4%. Obligations under the notes are secured by the financed assets included in property and equipment.

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2005 AND 2004

5.	LAWSUITS

Litigation is pending or threatened by or against the Company as follows:

The Company is a defendant in various lawsuits. The legal responsibility and financial impact with respect to such litigation cannot presently be determined. Management, after review, including consultation with counsel, considers that any ultimate liability which would be likely to arise from these lawsuits would not materially affect the financial position or results of operations of the Company. However, there can be no assurance that these matters can be disposed of without such an affect.

On July 19, 2004, the Australian Competition and Consumer Commission (collectively, the “ACCC”) filed a suit against the Company in the Federal Court of Australia Sydney Registry. The ACCC claims that a series of advertisements made by the Company involving a celebrity that confessed impotence were misleading and deceptive. The Company has denied the allegation and is vigorously defending this suit. ACCC is seeking corrective advertising for the alleged misleading and deceptive advertisements. The ACCC has not made any claim for damages. The hearing of the proceedings commenced on May 16, 2005 and continued through May 19, 2005. The hearing has been adjourned until August 30, 2005 and will continue until September 2005, if necessary.

On August 10, 2004, Bradley Joyce, the Company’s former Chief Executive Officer filed a suit against the Company in the Industrial Commission of NSW. Mr. Joyce alleges that his contract is unfair and seeks to have the Industrial Commission of NSW amend the contract to include a six month severance payment (which would be approximately $77,000). These proceedings are at an early stage and a compulsory conciliation conference did not resolve the claim. The Company has denied the allegations and is vigorously defending this suit.

On December 17, 2002, Alan Hibberd, a former patient, notified a claim against the Company in accordance with the Personal Injuries Proceeding Act of 2002. The Company received the notification on April 5, 2004. Mr. Hibberd claims that we did not properly notify him of possible adverse effects of the medical procedure he underwent. Mr. Hibberd is seeking reimbursement of wages in the amount of $1,332 and presently unspecified damages for physical injuries. These proceedings are in pre-court procedure. The Company has denied the allegations and is vigorously defending this suit.

On September 27, 2004, Rocco Licastro, a former patient, filed a suit against the Company in the District Court of NSW, Sydney Registry. Mr. Licastro’s claims result from an injection therapy that Mr. Licastro claims caused physical injuries. Mr. Licastro is seeking damages including medical expenses, but no amount has been specified to date. These proceedings are in an early stage. The Company has denied the allegations and is vigorously defending this suit.

On August 24, 2004, the Company initiated a suit against Mr. Mark Ryan, a former consultant, two companies controlled by Mr. Ryan which now compete with us, Dr. Ian Davies, Mr. Ryan’s partner, and a third company controlled by Dr. Davies (the “Defendants”) in the Federal Court of Australia. The Company alleges that Mr. Ryan breached his confidentiality agreement with it and misused its intellectual property. The Company is seeking an injunction restraining the Defendants from using its confidential information and intellectual property. The Company is also seeking an as of yet unspecified amount of damages. This proceeding is still in the discovery stage. The Defendants have denied the allegations.

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2005 AND 2004

6.	LEASE COMMITMENTS

The Company is party to long-term, non-cancelable operating lease agreements for administrative offices and clinic locations. The future aggregate minimum annual lease payments arising from these lease agreements are as follows:

	31 March 2005	31 March 2004
	USD	USD

Due during the period ended March 31:
2005	476,062	541,096
2006	342,350	330,311
2007	233,219	181,761
2008	167,214	71,372
2009	6,967	7,084

	1,225,812	1,131,624

7.	CONCENTRATIONS

Sales Markets - The Company’s revenues arise from Australian customers.

Suppliers - Although the Company has access to a variety of suppliers, the majority of the Company’s products that are obtained for resale are purchased from a limited number of suppliers.

Concentration of Credit Risk - Financial instruments that potentially subject the Company to credit risk consist of uninsured cash deposited in the bank and large receivables that are sometimes due from a limited number of debtors. The Company extends credit to a variety of related parties.

8.	SUBSEQUENT EVENT - CHANGE IN CONTROL OF THE COMPANY

On March 21, 2005 (the “Closing Date”), Advanced Medical Institute, Inc. (a Nevada, USA company) (“AMI USA”) consummated the transactions contemplated by that certain Share Exchange Agreement dated as of January 28, 2005 (the “Exchange Agreement”) by and among AMI USA, Advanced Medical Pty Limited, a privately owned Australian company (the “Company”), and the Company’s shareholders, (the “Shareholders”), pursuant to which AMI USA acquired all of the issued and outstanding shares of stock of the Company in exchange for the issuance in the aggregate of 14,600,000 of AMI USA’s shares of common stock (the “Shares”) to the Shareholders. The issuance of AMI USA’s shares of common stock to the Shareholders was exempt from registration under the Securities Act of 1933, as amended (“Securities Act”) pursuant to Section 4(2) and Regulation S promulgated under the Act.

Following the Closing Date, the Company became a wholly-owned subsidiary of AMI USA, and upon the issuance of the Shares, the Shareholders became the owners of approximately 58.4% of all of AMI USA’s issued and outstanding stock. AMI USA currently has a total of 25,000,000 shares of Common Stock issued and outstanding on a non-fully diluted basis.

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2005 AND 2004

9.	RELATED PARTY DISCLOSURES

		31 March 2005	31 March 2004
		USD	USD

Advanced Hearing Institute Pty. Ltd. (an AU co.)
Relationship: Under common management control
Payable to this related party	AP	5,253	0

Advanced Medical Institute Intl. Pty. Ltd. (an AU co.)
Relationship: Under common management control
Receivable from this related party	AR	0	0

Advance Medical Solutions Pty. Ltd. (an AU co.)
Relationship: Under common management control
Call center fees charged to the Company		241,989	319,322
Customer service fees charged to the Company		87,212	186,105
Receivable from this related party	AR	2,466	0
Payable to this related party	AP	0	1,803

Australian Momentum Health Pty. Ltd. (an AU co.)
Relationship: Under common management control
Payable to this related party	AP	0	356

Intelligent Medical Technologies Pty. Ltd. (an AU co.)
Relationship: Company invested in this entity
Receivable from this related party	AR	173,544	0

Jack Vaisman (an AU citizen)
Relationship: Director of the Company
Payable to this related party	AP	42,843	16,004

Total Health Screening Pty. Ltd. (an AU co.)
Relationship: Jack Vaisman, trustee of the owner
Rental revenue received from this entity		17,693	16,857
Receivable from this related party	AR	267,470	89,689
Less allowance for doubtful accounts		(80,827)	(50,771)
Net receivable from this related party		186,643	38,918

Whygo Video Conferencing Pty. Ltd. (an AU co.)
Relationship: Company shares in this entity’s profits
Rental revenue received from this entity		3,657	14,316
Video Conferencing fees charged to the Company		3,939	0
Payable to this related party	AP	1,592	4,704

Dragon Enterprises Ltd.
Relationship: This entity owns part of “AMI USA”
Payable to this related party	AP	231,057	0

TOTAL Receivables due from related parties	AR	443,480	89,689

TOTAL Payables due to related parties	AP	280,745	22,867

ADVANCED MEDICAL INSTITUTE PTY. LIMITED
(an Australian company)

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 2005 AND 2004

9.	RELATED PARTY DISCLOSURES (continued)

	31 March 2005	31 March 2004
	USD	USD

Receivables from, and payables to, related parties are unsecured, interest-free and have no fixed repayment term.

Compensation in the form of wages and/or management fees is paid to various related parties.

During the nine months ended, the Company paid expenses for the following entities in the amounts listed:
• Intelligent Medical Technologies Pty. Ltd.	126,602	0
• Total Health Screening Pty. Ltd.	256,436	47,935
• Whygo Video Conferencing Pty. Ltd.	3,832	32,834

10.	GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. However, if the Company continues to report negative stockholders’ equity, it may not be able to continue as a going concern. Certain regulatory rules and regulations require that the Company maintain a positive stockholders’ equity while it operates. Management plans to raise additional capital investment in the Company, and it believes the necessary investment will be forthcoming within the six month period following the change in control of the Company that took place on March 21, 2005. In the event the Company’s stockholders’ equity is not timely increased via a capital infusion and/or profitable operations, the Company may not be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

11.	CONTINGENT LIABILITY

A dispute with a previous telecommunication carrier over billing in the amount of $122,924 arose in 2002. Since the Company lodged a counter claim of $550,904 against the carrier in 2003, no correspondence has been received, from the carrier. No settlement has been reached, but in the opinion of the Company’s directors, the $122,924 will not be paid. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

12.	NON-CASH INVESTING TRANSACTION

A non-cash investing transaction consisting of the Company investing in Intelligent Medical Technologies Pty. Ltd. was consummated by extinguishing $666,214 of receivables. This investment has been included in the Company’s non-current assets at cost.

ADVANCED MEDICAL INSTITUTE, INC.
(Formerly Known As Hawksdale Financial Visions, Inc., A Development Stage Company)
UNADUTED PROFORMA CONDENSED COMBINED BALANCE SHEET
JUNE 30, 2004

	Advanced Medical	Advanced Medical	Pro Forma
	Institute, Inc.	Institute Pty, Ltd.	Adjustments	ProForma

CURRENT ASSETS
Cash	$0	$172,984		$172,984
Receivables	0	211,579		211,579
Inventories of medications	0	69,030		69,030
TOTAL CURRENT ASSETS	0	453,593		453,593

NON-CURRENT ASSETS
Receivables due from related parties	0	532,131		532,131
Less Allowance for doubtful accounts	0	(46,499)		(46,499)
Security deposits	0	79,989		79,989
Property and equipment	0	344,953		344,953
TOTAL NON-CURRENT ASSETS	0	910,574		910,574

TOTAL ASSETS	$0	$1,364,167		$1,364,167

CURRENT LIABILITIES
Unearned revenue	$0	$500,539		$500,539
Payables	255	1,433,117		1,433,372
Interest bearing liabilities	0	25,881		25,881
Provisions for compensated abscenses	0	71,051		71,051
Income taxes payable	0	96,670		96,670
TOTAL CURRENT LIABILITIES	255	2,127,258		2,127,513

NON-CURRENT LIABILITIES
Payables due to related parties	32,301	29,128		61,429
Interest bearing liabilities	0	83,633		83,633
TOTAL NON-CURRENT LIABILITIES	32,301	112,761		145,062

TOTAL LIABILITIES	32,556	2,240,019		2,272,575

STOCKHOLDERS' EQUITY	(32,556)	(875,852)		(908,408)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$0	$1,364,167		$1,364,167

ADVANCED MEDICAL INSTITUTE, INC.
(Formerly Known As Hawksdale Financial Visions, Inc., A Development Stage Company)
UNADUTED PROFORMA CONDENSED COMBINED INCOME STATEMENT
FOR THE YEAR ENDED JUNE 30, 2004

	Advanced Medical	Advanced Medical	Pro Forma
	Institute, Inc.	Institute Pty, Ltd.	Adjustments	ProForma

TOTAL REVENUES	$0	$13,497,559		$13,497,559

EXPENSES
Employee benefits	0	(1,419,060)		(1,419,060)
Depreciation	0	(97,584)		(97,584)
Advertising	0	(3,637,665)		(3,637,665)
Consultancy fees	0	(1,603,191)		(1,603,191)
Contract work	0	(1,759,640)		(1,759,640)
Medical supplies	0	(1,116,031)		(1,116,031)
Rent	0	(608,731)		(608,731)
Call center charges	0	(657,768)		(657,768)
Other expenses	(85)	(2,090,054)		(2,090,139)
TOTAL EXPENSES	(85)	(12,989,724)		(12,989,809)

NET INCOME (before income tax expense)	(85)	507,835		507,750

INCOME TAX EXPENSE	0	(296,196)		(296,196)

NET INCOME (LOSS)	($85)	$211,639		$211,554

ADVANCED MEDICAL INSTITUTE, INC.
(Formerly Known As Hawksdale Financial Visions, Inc., A Development Stage Company)
UNADUTED PROFORMA CONDENSED COMBINED BALANCE SHEET
MARCH 31, 2005

	Advanced Medical	Advanced Medical	Pro Forma
	Institute, Inc.	Institute Pty, Ltd.	Adjustments	ProForma

CURRENT ASSETS
Cash	$0	$270,537		$270,537
Receivables	0	276,895		276,895
Inventories of medications	0	77,019		77,019
TOTAL CURRENT ASSETS	0	624,451		624,451

NON-CURRENT ASSETS
Receivables due from related parties	0	443,480		443,480
Less Allowance for doubtful accounts	0	(80,827)		(80,827)
Security deposits	0	89,543		89,543
Investments	0	666,214		666,214
Property and equipment	0	300,232		300,232
TOTAL NON-CURRENT ASSETS	0	1,418,642		1,418,642

TOTAL ASSETS	$0	$2,043,093		$2,043,093

CURRENT LIABILITIES
Unearned revenue	$0	$37,709		$37,709
Payables	510	1,912,706		1,913,216
Interest bearing liabilities	0	28,010		28,010
Provisions for compensated abscenses	0	79,274		79,274
Income taxes payable	0	157,918		157,918
TOTAL CURRENT LIABILITIES	510	2,215,617		2,216,127

NON-CURRENT LIABILITIES
Payables due to related parties	40,134	280,745		320,879
Interest bearing liabilities	0	73,699		73,699
TOTAL NON-CURRENT LIABILITIES	40,134	354,444		394,578

TOTAL LIABILITIES	40,644	2,570,061		2,610,705

STOCKHOLDERS' EQUITY	(40,644)	(526,968)		(567,612)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$0	$2,043,093		$2,043,093

ADVANCED MEDICAL INSTITUTE, INC.
(Formerly Known As Hawksdale Financial Visions, Inc., A Development Stage Company)
UNADUTED PROFORMA CONDENSED COMBINED INCOME STATEMENT
FOR THE NINE MONTHS ENDED MARCH 31, 2005

	Advanced Medical	Advanced Medical	Pro Forma
	Institute, Inc.	Institute Pty, Ltd.	Adjustments	ProForma

TOTAL REVENUES	$0	$9,628,143		$9,628,143

EXPENSES
Employee benefits	0	(1,114,042)		(1,114,042)
Depreciation	0	(72,168)		(72,168)
Borrowing cost expenses	0	(19,795)		(19,795)
Advertising	0	(3,028,550)		(3,028,550)
Consultancy fees	0	(475,250)		(475,250)
Contract work	0	(969,895)		(969,895)
Medical supplies	0	(781,799)		(781,799)
Rent	0	(519,742)		(519,742)
Call center charges	0	(379,510)		(379,510)
Other expenses	(8,088)	(1,786,949)		(1,795,037)
TOTAL EXPENSES	(8,088)	(9,147,700)		(9,155,788)

NET INCOME (before income tax expense)	(8,088)	480,443		472,355

INCOME TAX EXPENSE	0	(131,559)		(131,559)

NET INCOME (LOSS)	($8,088)	$348,884		$340,796

The accompanying condensed combined financial statements illustrate the effect of the stock exchange agreement between Advanced Medical Institute, Inc. and Advanced Medical Institute Pty, Ltd. (an Australian company) on the Company’s financial position and results of operations. The pro forma condensed consolidated balance sheet as of June 30, 2004 is based on the historical balance sheets of Advanced Medical Institute, Inc. and Advanced Medical Institute Pty, Ltd. as of that date. The pro forma condensed combined balance sheet assumes the acquisition took place on July 1, 2003. The pro forma condensed consolidated balance sheet as of March 31, 2005 is based on the historical balance sheets of Advanced Medical Institute, Inc. and Advanced Medical Institute Pty, Ltd. as of that date. The pro forma condensed combined balance sheet assumes the acquisition took place on July 1, 2004.

The pro forma condensed combined statements of operations for the year ended June 30, 2004 is based on the historical statements of operations of Advanced Medical Institute, Inc. and Advanced Medical Institute Pty, Ltd. and assumes the acquisition took place on July 1, 2003. The pro forma condensed combined statements of operations for the nine months ended March 31, 2005 is based on the historical statements of operations of Advanced Medical Institute, Inc. and Advanced Medical Institute Pty, Ltd. and assumes the acquisition took place on July 1, 2004. The pro forma condensed combined financial statements may not be indicative of the actual results of the acquisition and there can be no assurance that the foregoing results will be obtained. In particular, the pro forma condensed combined financial statements are based on management’s current estimates of the exchange agreement. The actual may differ.

The accompanying pro forma condensed combined financial statements should be read in conjunction with the historical financial statements of Advanced Medical Institute, Inc. and Advanced Medical Institute Pty, Ltd.

NOTES TO UNADUTED PRO FORMA CONDENSED COMBINED
FINANCIAL STATEMENTS

1.	Basis for Pro Forma Presentation

The unaudited pro forma condensed combined financial statements of Advanced Medical Institute, Inc. and Advanced Medical Institute Pty, Ltd. have been prepared on the basis of assumptions relating to the stock exchange agreement between them and management’s best estimates.

2.	Pro Forma Adjustments

No adjustments were necessary to the historical financial statements in order to prepare the pro forma financial information as if the transaction had occurred at the beginning of the fiscal periods presented.